UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

Future Vision II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42273	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

(Address of principal executive offices, including zip code)

+ (86) 136 0300 0540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/10th of one Ordinary Share	FVNNU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	FVN	The Nasdaq Stock Market LLC
Rights included as part of the Units	FVNNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Future Vision II Acquisition Corp. (the “Company”) is providing clarifying information to its shareholders, broker-dealers, and clearing firms regarding the redemption mechanics for its upcoming extraordinary general meeting of shareholders (the “Extension EGM”).

The purpose of the Extension EGM is to seek shareholder approval of a proposal to further extend the date by which the Company must consummate an initial business combination. For additional details regarding the Extension EGM, shareholders and investors should refer to the definitive proxy statement filed by the Company with the Securities and Exchange Commission on August 7, 2026 (the “Proxy Statement”).

The Company wishes to clarify that the redemption event associated with the Extension EGM is separate from, and not mutually exclusive with, the redemption event associated with the Company’s extraordinary general meeting related to its initial business combination held on July 23, 2026 (the “July 23 EGM”).

The redemption window for the July 23 EGM has closed. Shareholders should note that any redemption instructions or Letters of Intent (LOIs) submitted in connection with the July 23 EGM will not automatically roll over or apply to the Extension EGM.

If a shareholder wishes to elect to redeem their Ordinary Shares in connection with the upcoming Extension EGM, such shareholder or their broker must take separate, affirmative action to complete both of the following steps no later than 5:00 p.m. Eastern Time on August 19, 2026 (the “Redemption Deadline”):

1.	Submit a new written request (Letter of Intent) to the Company’s transfer agent specifically designating the redemption of shares for the Extension EGM; and

2.	Deliver the specific shares covered by the new written request to the transfer agent’s account at The Depository Trust Company (DTC) electronically utilizing the Deposit/Withdrawal at Custodian (DWAC) system so that such shares are registered on the Company's books.

FAILURE TO COMPLETE BOTH OF THE AFOREMENTIONED STEPS BY THE AUGUST 19, 2026 REDEMPTION DEADLINE WILL RESULT IN THE APPLICABLE SHARES NOT BEING ELIGIBLE FOR REDEMPTION IN CONNECTION WITH THE EXTENSION EGM.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future Vision II Acquisition Corp.

Date: August 18, 2026	By:	/s/ Danhua Xu
	Name:	Danhua Xu
	Title:	CEO and Director

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